energy focus™

NASDAQ: EFOI

Lighting Energy Solutions for the 21st Century

MCF Investor Summit 2008

September 15, 2008

Safe Harbor Statement

This presentation may contain some statements that may be considered forward-looking statements. These forward-looking statements may include statements relating to financial projections or other statements relating to the company's plans, objectives, expectations or intentions. These matters involve risks and uncertainties, and actual results may differ materially from those projected or implied in the forward-looking statements. Factors that could cause actual results to materially differ from the forward-looking statements in this presentation are set forth in our most recent annual report on Form 10-K.

EFOI's Q2 Results


drive

- **On track to meet 2008 forecast**
  - **EFO sales 2 times 2007**
  - **EFO be 50% of sales:**
- **Q2 sales up 14% year over year**
  - **EFO with strongest quarter ever at $4M**
- **Cash is at $12.4 MM;**
  - **burn declined**
  - **cash flow positive in 2009**

Full Service / Turnkey Lighting Energy Solutions Provider

What We Do:

research, manufacture, design, engineer, install, service & guarantee outcomes

energy efficient / green

LED/HID lighting systems &

solar cell optics

Our Simple Value Proposition:

- 80% reduction in lighting energy cost
- 50%+ reduction in lighting maintenance cost
- Improved light levels & quality
- Reduced product shrinkage
- Increased sales
- Reduced carbon footprint

Energy Focus – Historical Overview

EFO Concept

First EFO Product

Fiberstars becomes Energy Focus

EFOI /VHESC set world solar efficiency record

1985 — 1994 — 2000 — 2005 — 2007 — 2008

NASDAQ

EFO

energy focus

1st "legacy" pool and decorative sales

1st EFO sales

Pool lighting products

Efficient lighting products

Lighting energy solutions

EFOI's Efficient Lighting Solutions


Supermarkets


Museums


Retail Shops


Navy Ships



Dock Lights



Future-Solar Off Grid

- **EFO LED and HID technologies save 80% in electricity**
- **≈ $5 B market for EFOI Products**
  ≈ $10 B[*] market for EFOI Solutions
- **59+ relevant patents**
- **$18 MM in Government support**
  $1 MM for Solar
- **Focus on Lighting Solutions sales**
  - **Appleton Museum, W-Hotels,**
  - **New projects in progress**

[*] Targeted market segments – food & museum

Impact Of Continued R&D


Halogen
HID
LED
Solar
Fixture Efficiency (lpw)
70
60
50
40
30
20
10
0
Linear Fluorescent
Compact Fluorescen
Halogen
1990s
2002
2004
2006
2008













New in 2009



"Armada" LED series for cold and rugged space applications


LED
"Light Engine" for
life, ruggedness and control

EFOI Channels To Market


Explore
Retail Channel
Low Price
Manufacturer
Big Box Retailer
Home Owner
Support
Plan & Specification / New Construction Channel
< 1.5 Billion Sq. Ft. / Year
$3.9(*) B Annual Opportunity
First Cost
A&E / Specifiers
Manufacturer
Distributor
Electrical Contractor
General Contractor
Building Owner
Expand
Existing Building Channel
62+ Billion Sq. Ft.
$31 B to $100(*) B Opportunity
Lifecycle Cost
Manufacturer
Distributor
Lighting Contractor
Energy Services Contractor
Building Owner
Turnkey Solutions Provider

Supermarket Opportunity

	NO. OF STORES
ALL SUPERMARKETS	34,967
Chain supermarkets	28,637
$2 million-$3.9 million	2,656
$4 million-$7.9 million	6,742
$8 million-$11.9 million	3,684
$12 million-$19.9 million	5,224
$20 million-$29.9 million	4,956
$30 million-$39.9 million	2,189
$40 million-$49.9 million	1,241
$50 million and over	1,945
Independent supermarkets	6,330
$2 million-$3.9 million	2,229
$4 million-$7.9 million	3,631
$8 million-$11.9 million	327
$12 million-$19.9 million	122
$20 million-$29.9 million	14
$30 million-$39.9 million	4
$40 million-$49.9 million	2
$50 million and over	1

@ ≈ $150,000 / Store

=

$5+ Billion

Grocery Issues and Concerns

- Razor thin profit margins
- Accelerating food inflation
- Movement to smaller / local stores
- Drug store encroachment
- Mega-chain continuing consolidation
- Changing consumer buying preferences
- Pressure on and need to differentiate

Supermarkets….. Green is Green!

Community Outreach
- Jobs
- Education

Green
Performance Contracting


People
Profit
WALL ST
OPPORTUNITY
Planet

Increased Profitability
- More & Better Sales
- Less Shrinkage
- Reduced Energy Cost
- Lower Maintenance Cost
- Enhanced Brand
- Improved Consumer Loyalty

Environmental Impact
- Climate change
- Fish & fresh water

Greater than…
- **15% Profit Improvement Per Store**
- **40% ROI**

Comprehensive Green Lighting Solutions



Cold Storage
FIBERSTARS
EFO ICE
Dairy & Refrigerated Foods
General Stock
Cold Storage
Refrigerated Products
Meats & Seafood
Frozen Foods
General Staples
Produce
Pharmacy
Deli & Floral
Point of Sale
Bakery
Liquor
Entrance
Seafood
Deli
Floral
Wines
Bakery
Produce

Structured Approach To Success



Customer Intimacy
Drivers
Executive
Aligned
Pro-active
Client Knowledge
Account Team
Relationship
Value Creation
Needs
Director
Individual
Respond
Relationship Level
"C"
"D"
"U"
Past
Present
Target
Qualify
Discover
Verify
Present
Close
Manage
MR
MR
Selling Process


energy focus
POWER
LIGHT
Thank You